Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 13 Copyright © 2001-2022 FactSet CallStreet, LLC 07-Mar-2022 Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Exhibit 99.5

Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Corrected Transcript 07-Mar-2022 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2022 FactSet CallStreet, LLC CORPORATE PARTICIPANTS Michael J. Smith Vice President-Treasury, Corporate Development & Investor Relations, Vectrus, Inc. Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. John Edward Boyington, Jr. President and Chief Executive Officer, The Vertex Company Susan Diane Lynch Chief Financial Officer & Senior Vice President, Vectrus, Inc. ... OTHER PARTICIPANTS Joe Gomes Analyst, Noble Capital Markets, Inc. ... MANAGEMENT DISCUSSION SECTION Operator: Good morning and welcome to today's conference call to discuss the Proposed Combination of Vectrus and Vertex. Today's conference is being recorded. My name is Melissa and I will be your conference operator today. During today's call, participants are in a listen-only mode. We will open the call to questions-and- answers after the presentation and instructions will follow at that time. [Operator Instructions] And I'll now pass the call over to your host, Mike Smith, Vice President of Treasury, Corporate Development and Investor Relations of Vectrus. Please go ahead, sir. ... Michael J. Smith Vice President-Treasury, Corporate Development & Investor Relations, Vectrus, Inc. Thank you. Good morning, everyone. We appreciate all of you joining us on a short notice to discuss the proposed combination of Vectrus and Vertex. On today's call, you'll hear from Chuck Prow, President and Chief Executive Officer of Vectrus and Susan Lynch, Senior Vice President and Chief Financial Officer. Also joining us is Ed Boyington, Vertex's President and CEO. In addition to the press release on this transaction, we also wanted to draw your attention to the recently issued earnings release. Slides for today's presentation are available on our Investor Relations website at investors.vectrus.com. Please turn to slide 2. During this call, we may make various forward-looking statements that concern the company's business and financial strategies. Our actual results may differ materially from such statements. We invite you to read the cautionary notes regarding forward-looking statements in our earnings release and related presentation as well as the risk factors in our most recent annual report on Form 10-K and Form 10-Q as filed with the SEC. Today's presentation also includes certain non-GAAP measurements that we think may be meaningful to investors. Reconciliation of these measurements is provided in our presentation materials, press release and Form 10-Q in accordance with SEC rules.

Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Corrected Transcript 07-Mar-2022 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2022 FactSet CallStreet, LLC At this time, I'd like to turn the call over to Chuck Prow. ... Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. Thank you, Mike, and good morning. I would like to thank everyone for joining us today. We are excited to be speaking to you about our agreement to combine with Vertex in an all-stock merger, creating a diversified global leader in mission-essential solutions across the converged environment. Today's announcement represents an important step in the Vectrus journey. Please turn to slide 3. Before we go into the strategic and financial benefits of this combination, I'd like to note that one of the important attributes of this combination is a very strong cultural alignment and fit of both companies. It has been a pleasure getting to know and work with the Vertex team throughout this process. It became evident very early on that our cultures, vision, values and mission were highly complementary and would result in a significant opportunity for our employees. In particular, I'd like to thank Ed Boyington, CEO of Vertex, for his leadership as we worked on bringing our companies together. Ed is here with us today, and I'd like to turn it over to him for some opening remarks. ... John Edward Boyington, Jr. President and Chief Executive Officer, The Vertex Company Thanks Chuck and good morning everyone. Vertex and Vectrus share mission-oriented cultures focused on customer success. By joining forces with Vectrus, we'll be even better positioned to help the Department of Defense and government agencies globally achieve their objectives and in the process create a stronger organization with greater career development and advancement opportunities for our employees. On behalf of the Vertex team, we remain dedicated to our customers' mission and we are very pleased to enter this new phase of growth as a combined company. Chuck? ... Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. Thanks, Ed. We are looking forward to a seamless integration and our future together. Please turn to slide 4. The combination of Vectrus and Vertex will create a stronger, more diversified company and a leading global provider of mission-essential solutions and technology to national security, defense, civilian and international clients. The combination will provide significant value creation opportunities for our shareholders, broader and deeper capabilities to our clients and greater opportunities for the people of the combined company. There are many significant benefits in this combination, several of which are illustrated on this page. First, as previously mentioned, the combination brings a talented global workforce of approximately 14,000 employees. They share a strong cultural fit and shared mission. Next, at approximately $3.4 billion of annual revenue, the combined company will have significantly greater scale and market leadership in the operations and logistics, aerospace, training and technology segments of the government services market. The combination also significantly improves our geographic, client, capability and contract concentration with no contract estimated to make-up more than 11% of revenue. Importantly, as clients move toward a converged environment, the combined company will be well-positioned to meet the mission-essential requirements of its clients while delivering cost savings, increased security and resiliency and more strategic use of resources.

Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Corrected Transcript 07-Mar-2022 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2022 FactSet CallStreet, LLC The combined company will have a broadened portfolio of services and technologies enabling it to be uniquely positioned to better provide full lifecycle support to our clients' most critical and enduring missions. We believe the complementary breadth of capabilities, including within the converged environment, builds on each company's leading position in their respective segments and will yield substantial growth opportunities over time. The new company will also have an attractive financial profile and capital structure that provides flexibility and resiliency going forward. On a pro forma basis, for calendar year 2021, the combined company would have generated approximately $3.4 billion of revenue and EBITDA margins in excess of 8%. Additionally, we would have had significant revenue visibility with approximately $11 billion in backlog that spans several years. Our teams have also clearly identified cost synergies and the combination is expected to generate $20 million of annual cost synergies net of savings returned to customers. Finally, the combination is expected to be accretive to Vectrus' earnings per share in the first full year following close. Please turn to slide 5. The combination brings together scale and capabilities enhancing our ability to compete for more integrated business opportunities. The combined company's geographic footprint spans across 330 locations globally, presenting opportunities to further deliver comprehensive solutions across INDOPACOM, CENTCOM, EUCOM and NORTHCOM. On a pro forma basis, the combined company will generate more than $3 billion in annual revenue and have high revenue visibility with approximately $11 billion in backlog, which represents more than 3 times of our pro forma 2021 revenue. Importantly, our combined backlog spans several years with several sizable programs having periods of performance that extend into 2027 and beyond. With roughly 120 years of collective successful mission support, the combined company will be well-suited to meet our clients' rapidly evolving mission needs. Please turn to slide 6. In addition to an expanded geographic footprint, the company will generate more diversified revenue across contracts and client types. The new combined portfolio will increase Vectrus' exposure to the Continental US to approximately 58% from 32%. Both companies will have greater opportunity and access to a larger client base and funding streams. For example, Vertex brings a longstanding relationship with NASA, the DEA and FMS clients, including the UK Royal Navy. This diversification is seen on the right-hand side of the slide with Vectrus' percentage of revenue with the Navy, the Air Force and other clients increasing while the Army would move to 41% from 64%. Importantly, from a macro budgetary perspective, the combined company services are aligned with key spending priorities for the DoD and international clients, such as mission-essential operations, platform monetization and sustainment, technology upgrades and lifecycle support, security, readiness and training. The diversification of the clients and the vital mission-essential solutions of the combined company provides additional top line resiliency through various economic and political cycles. We have spoken many times in the past about the benefits and strategy to move to a more advantageous contract structures to include fixed price and as a service models, which are significantly enhanced with this combination. The percentage of fixed price and time and materials contracts increases to 52% from 29%. We believe the significant increase in fixed price contracts can drive additional margin expansion over time for the combined company as process and technology insertion generates efficiencies. Finally, contract diversification is much improved as the combined company will have over 300 contracts in aggregate with the top five contracts estimated to comprise approximately 30% of the combined company's revenue and no contract estimated to make up more than 11% of the combined company revenue. We believe this diversified contract base significantly de-risks the overall portfolio.

Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Corrected Transcript 07-Mar-2022 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2022 FactSet CallStreet, LLC Please turn to slide 7. The new company will be a leader across operations and logistics, aerospace, training and technology segments of the government services market. We believe the scale and capabilities of the company creates a technology-enabled platform to deliver differentiated solutions across the converged environment which will accelerate growth. For example, our training, equipping and rapid deployment capabilities will increase across the mission spectrum as well as our maintenance and sustainment in providing aviation lifecycle support, along with our overall mission to provide integrated logistics, support and integrated communications. We believe the unique and differentiated capabilities of the combined company provide for an expanded pipeline and revenue synergies across our core markets as well as penetration of underserved adjacent markets which could yield meaningful incremental revenue growth opportunities. Please turn to slide 8. Let me quickly summarize the details of this transaction. This is a winning combination that has been unanimously approved by Vectrus' Board of Directors. Upon closing the transaction, Vectrus shareholders will own approximately 38% of the combined company and Vertex shareholders will own approximately 62%. The company will be led by myself as CEO, Susan Lynch will serve as CFO of the combined company. In conjunction, the new company's Board of Directors will have 11 members, 6 of which will be current Vectrus directors, including myself. Five of which will be Vertex-appointed directors, including CEO, Ed Boyington. A current Vectrus board member will serve as Chairman of the company. The combined company will introduce a new name post close. We are targeting to close in the third quarter of 2022, subject to the approval of Vectrus' shareholders, certain regulatory approvals and other customary closing activities. Now, I would like to turn the call over to our Chief Financial Officer, Susan Lynch, to discuss some of the financial attributes of the combination. ... Susan Diane Lynch Chief Financial Officer & Senior Vice President, Vectrus, Inc. Thanks, Chuck. I'm excited about the combination and the future of the new company. Please turn to slide 9. The new company has an attractive financial profile with improved scale, meaningfully higher margins and strong cash flow. Further, we're confident this combination will provide significant revenue visibility supported by an $11 billion backlog. The 2021 pro forma revenue for the company is approximately $3.4 billion, creating a top tier, pure play government services company. The pro forma adjusted EBITDA margin will expand to over 8%, an approximately 300-basis-point improvement from our existing 2021 margins. With significant revenue visibility, enhanced margins and low CapEx requirements, the company is expected to generate substantial free cash flow. Finally, we also expect cash EPS to be accretive in the first year following close. Please turn now to slide 10. The pro forma balance sheet is strong and will continue to provide flexibility. We expect net leverage of approximately 3.8 times at closing and aim to further reduce leverage to 3.7 times by year- end. With significant cash flow generation and a low capital intense business the combined company anticipates reducing debt to less than 3 times by year-end 2023 and has a target of 2 to 3 times going forward. Please turn to slide 11. We have identified clear and achievable synergies of more than $20 million. These savings include corporate cost, facility consolidation, shared IT infrastructure, supply chain and contract efficiencies and business systems right sizing. In addition, there are several attractive tax attributes that lower the effective tax rate and generate cash tax savings. In summary, this combination creates a new company with improved scale, a robust backlog providing revenue visibility and enhanced margin profile and strong cash flow.

Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Corrected Transcript 07-Mar-2022 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2022 FactSet CallStreet, LLC I'd now like to turn the call back to Chuck to discuss the transformational role that this combination is playing in our respective markets. ... Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. Thank you, Susan. Please turn to slide 12. We have spoken about the significant value creation opportunities of this combination and now I would like to provide some background on Vectrus and Vertex and how the combination will transform the delivery of mission-essential solutions across the converged environment. Many of you are familiar with the Vectrus story, but just to give you a quick overview, for more than 70 years Vectrus has provided critical mission support of our clients' toughest operational challenges oftentimes in challenging and austere environments. Whether it's facility support, supply chain and logistics, IT mission support, engineering and digital integration, security or maintenance, repair and overhaul, our clients rely upon Vectrus for solutions that increase efficiency, reduce cost, improve readiness and strengthen national security. Our geographic, client and contract mix portfolio have continued to evolve and we are excited to combine with Vertex to further expand and balance our position in each of these categories. Please turn to slide 13. With $1.6 billion in revenue and adjusted EBITDA margins of more than 11%, Vertex is a leader in its markets. Vertex has a long legacy operating in the aerospace and defense market and a capability of rich portfolio that spans 126 locations across the globe. Vertex's agility, rapid deployment capability and customer optimization have distinguished it from its competitors for over half a century. We at Vectrus have long had tremendous respect for Vertex, its leadership, its team and its reputation for excellence. We have highlighted several key capabilities offered by Vertex. The company provides sensor and platform integration that is focused on inserting technology and upgrades into complex airborne and ground systems and platforms. This includes supporting platforms such as the Cobra Dane radar and providing [ph] shipboard sensors (00:17:06) and communications systems for two of the Navy's most sophisticated missile tracking platforms. The company also provides engineering and logistics solutions, which includes logistics consulting services and advanced technology to coordinate the complex repair processes to ensure US Marine Corps combat vehicles are available globally. Additionally, the company operates and maintains NASA's Neutral Buoyancy Lab, as well as associated logistics. It's highly complementary and additive to our facility support services. Vertex deploys and maintains security equipment and solutions to include hardening critical transportation infrastructure and international borders, which complements our integrated electronic security capabilities. The company's modernization and sustainment services support critical and enduring platforms. And for example, includes the integration of secure and smart glass cockpit display systems. Vertex provides aerospace and defense services, including aviation lifecycle support services for more than 3,600 aircrafts in over 100 locations worldwide. The company has a legacy of providing high consequence training, which utilizes multimodal training solutions across live VR and AR delivery channels. Vertex brings complementary missions and solutions that include secure platform management and maintenance. These high impact solutions are very complementary to Vectrus' portfolio. Vertex has an impressive geographic footprint and client portfolio including NASA, DHS, DEA, US Special Operations and the UK Royal Navy. Vertex has admirable contract portfolio and approximately 83% of revenue coming from fixed price and T&M contracts. Please turn to slide 14, Vectrus has invested to lead in the converged environment and is demonstrating how the converged environment can transform operations, logistics and technology support missions. Additionally, Vertex has long and deep history in sensory integration, training and simulation and sense and respond logistics are

Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Corrected Transcript 07-Mar-2022 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2022 FactSet CallStreet, LLC transforming the aerospace maintenance, training and simulation missions. Together, this powerful combination accelerates the ability for both companies to be able to deliver technology-based mission-essential solutions and innovate across the physical and digital aspects of our clients' missions. Together, both companies will have unique capabilities that will provide the opportunity for significant revenue synergies over time as our clients' physical and digital mission requirements converge. Please turn to slide 15. I could speak for much longer than we have today on the converged environment, but to summarize, the converged environment is transforming each market segment our combined company supports. The combined company's portfolio of converged environment solutions, many images represented on this slide, are currently being and will continue to be transformative to our clients' missions. I look forward to updating you in more depth in the coming quarters. Please turn to slide 16. The coming together of Vectrus and Vertex is a significant milestone for both companies. The combination brings together two proud histories, one common culture and an endless passion and commitment for supporting our clients' missions across the globe. Please turn to slide 17. Both Vectrus and Vertex share a value-based and client-focused culture that is built on a shared mission. Additionally, both companies share the key principles of integrity, respect, responsibility and professionalism. Both companies' values based cultures are tightly coupled with our demonstrated focus and commitment to corporate social responsibility and diversity, equity and inclusion. Vectrus and Vertex are both leading participants in the veterans' ecosystem and have been recognized as the desired employer for our veterans and transitioning service members. Our employees are essential to our culture and management system. We are excited about the depth and breadth of the talent and expertise that the Vertex employees will contribute to the combined organization. We believe our continued growth prospects and global footprint will create expanded and improved career opportunities for our almost 14,000 employees. Please turn to slide 18. Put simply, we expect this combination to benefit all Vectrus and Vertex stakeholders. For employees along with our shared mission, vision and values, this combination will create a stronger organization with greater career development and advancement opportunities. For our clients the combined company will be better positioned to meet the demands of their missions while driving cost savings, technology enhancement and increased security and improved outcomes. Additionally cost reductions will result in meaningful cost savings to our clients. For our stakeholders, the pro forma company is expected to yield greater opportunities for organic revenue growth, improved margin and cash flow with substantial backlog. We expect this transaction to be accretive to Vectrus' earnings per share and the first full year following close and we anticipate a reduction in debt to preserve strategic and financial flexibility. Please turn to slide 20 where I will now discuss our fourth quarter and full year highlights. Our 2021 results were strong with the company reporting $1.78 billion of revenue for the year, representing a 28% increase year-over- year. Organic growth was strong and increased approximately 10% year-over-year, reflecting expansion in our core business, new wins and continued transition to LOGCAP in both the Middle East and INDOPACOM. The ability to generate substantial cash from operations remains a top priority and during the year we delivered $61.3 million of operating cash flow and reduced debt by about 40%. Adjusted EBITDA margin for the year was 4.7% and adjusted diluted earnings per share was $4.77, increasing year-over-year by over 40%. We continue to advance our position as a leader in the converged market. Recently, Vectrus was selected to complete the final phases of application development for the 5G Naval Base Coronado Smart Warehouse. This effort supports the DoD's cutting edge 5G experimentation and testing initiative to implement advanced

Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Corrected Transcript 07-Mar-2022 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2022 FactSet CallStreet, LLC technology applications. The Smart Warehouse is the realization of Vectrus' converged environment concept bringing together base operations support, supply chain and logistics, IT and network operations, engineering and digital integration and security into one synchronized environment. This work will bring the next generation efficiencies to enable logistics operations, and we are looking forward to working with our client on this important operation. We are continuing to grow and expand our presence in the Pacific or INDOPACOM and performance in that region accounted for 3% of total revenue in 2021 compared with 1% a year earlier. Expansion in INDOPACOM will continue with multiple LOGCAP task ramping in 2022. Our LOGCAP V Kwajalein task order will be a full operational capability and revenue run rate by the end of June. As the DoD continues to broaden its posture in the region, we believe INDOPACOM will be a key long-term growth driver for Vectrus. We are focused and well positioned to support our clients' needs as a prime contractor on LOGCAP V. During the fourth quarter, we won a key AFCAP task order in Saudi Arabia to provide base operations support to the Air Force. This win is strategically significant for two reasons. Reason one is that is our first win in the country of the Kingdom of Saudi Arabia. Secondly, the work positioned Vectrus to further expand our FMS footprint in the region. We ended the quarter with total backlog of approximately $5 billion. Finally, looking into 2022, our bookings and new contract wins provide solid visibility and, as such, we anticipate 94% of revenue at the midpoint to come from existing backlog. We believe our strategy, backlog, pipeline and targeted campaign support our continued drive for growth. Now, I would like to turn the call back over to Susan for a review of the financials. ... Susan Diane Lynch Chief Financial Officer & Senior Vice President, Vectrus, Inc. Thanks, Chuck. Please turn with me to slide 21. 2021 revenue grew 28% or approximately $388 million year-on- year to $1.8 billion. Excluding the contribution from our 2020 acquisitions, organic revenue grew 10%. Organic revenue was driven by expansion in INDOPACOM ramped to full operational capability on LOGCAP V Iraq and expansion in our core business including support of the humanitarian refugee mission. Adjusted EBITDA for 2021 was $83.1 million or 4.7% margin compared to 4% in the prior year. The improvement in margin was driven by the acquisitions of Zenetex and HHB and improved program performance throughout the year. Full year interest expense was $8 million, up approximately $3.2 million year-on-year due to the acquisitions at the end of 2020. The adjusted tax rate was 17.6% which excludes certain tax credits related to prior years. This compares to a 2020 adjusted tax rate of 16.9%. The lower tax rate in 2020 was the result of a higher tax benefit related to foreign derived intangible income for the year. Diluted earnings per share for the year was $3.86. Adjusted diluted EPS, adding back amortization from acquisitions, M&A and integration cost and removing the benefit associated with prior year's tax credits was $4.77. Relative to last year adjusted diluted EPS increased 42% due to the company's organic and inorganic revenue growth also by acquisition-related interest expense. Operating cash flows were $61.3 million for the year compared to $64.1 million last year. Last year's cash flows benefited from the CARES Act [indiscernible] (00:28:30) by $13.2 million. Excluding the prior year benefit of the CARES Act, payroll tax deferrals, cash flow from operations improved 20% over last year. This is an impressive result and reflects our efficient collections and working capital management on programs. The strong cash generation also allowed us to pay down our debt by 40%. Turn with me now to slide 22 to discuss our fourth quarter results. Fourth quarter revenue grew 18% to $419 million and $3.2 million or approximately 1% organically. This growth in revenue is the result of the company's two acquisitions on December 31, 2020, along with organic growth tied to the transition to LOGCAP V Kuwait and Iraq past quarters and the completion of certain programs, including the withdrawal from Afghanistan.

Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Corrected Transcript 07-Mar-2022 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2022 FactSet CallStreet, LLC Adjusted EBITDA for the fourth quarter of 2021 was $15.3 million or 3.6% margin compared to 5% in the prior year. Margin in the fourth quarter was influenced by the timing and phase-in of new awards, program completions and an increasing volume of material and pass-through content. Diluted earnings per share for the fourth quarter 2021 was $0.63. Adjusted diluted EPS adding back amortization from acquisitions, M&A and integration costs and removing the benefit associated with prior year's tax credits was $0.90. Relative to last year, adjusted diluted EPS decreased $0.35 due to lower margin driven by timing of contract phase-ins and completions, higher interest expense and an increase in depreciation expense. Please turn to slide 23, cash at the end of the year was $38.5 million. Total debt was $105.4 million and net debt was $66.9 million. Total liquidity at the end of the year was more than $200 million. Strong cash generation further strengthened our balance sheet and provided the ability to lower the debt balance by $74 million. The company's total leverage ratio was 1.2 times, well below its covenant level of 3 times. Turn now to slide 24. Guidance for 2022 is as follows, revenue is expected to be between $1.82 billion to $1.86 billion Adjusted diluted earnings per share guidance is $4.57 to $4.93. The adjusted EBITDA margin range is 4.5% to 4.7%. We expect net cash provided by operating activities to be $50 million to $53.5 million which includes approximately $7 million of CARES Act repayments. Capital expenditures are expected to be approximately $10 million. I'd like to now open the call to questions. Thank you. ... QUESTION AND ANSWER SECTION Operator: Thank you. At this time, we'll be conducting a question-and-answer session. [Operator Instructions] Our first question comes from the line of Joe Gomes with Noble Capital. Please proceed with your question. ... Joe Gomes Analyst, Noble Capital Markets, Inc. Q Good morning and congratulations, Chuck, Susan, the whole Vectrus team on today's announcement. ... Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. A Thank you, Joe. How are you? ... John Edward Boyington, Jr. President and Chief Executive Officer, The Vertex Company A Thanks Joe. ... Joe Gomes Analyst, Noble Capital Markets, Inc. Q Doing well. So maybe you could, Chuck, give us a little background as to how this acquisition all came about, was this something that you had been looking at for a long time, was it a little sooner? I mean it – if I'm looking at things correctly, Vertex just recently made a big acquisition of itself with Raytheon Training, so kind of just trying

Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Corrected Transcript 07-Mar-2022 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2022 FactSet CallStreet, LLC to understand why they didn't want to seemingly get the benefits of that acquisition before combining with you guys? ... Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. A Joe, thanks for the question. As you know, we've, over the years, executed a very disciplined capital allocation strategy. We've done a few acquisitions along the way, maintained a very solid balance sheet. We've known Vertex and have been peers with them – not really as much competitors, peers with them in the government services and particularly the defense marketplace. We've known them. We've had a lot of respect for what they do, the quality of the work, the relationships they have and frankly it was just a set of conversations and an analysis that led to an enormous amount of value creation for our shareholders, creates a great platform for future growth given the transforming markets that we all support and the cultural fit was just outstanding. So I think it is one of those things where the timing was right for both the Vertex team and ourselves and the amount of value creation that will occur from the combination as we execute over the next 18 months or so will be pretty substantial. ... Joe Gomes Analyst, Noble Capital Markets, Inc. Q Okay. Thanks for that insight. And in their press release talking about the Raytheon acquisition, which I think as completed in December, they talked about that business having $1 billion of revenue run rate in 2020. You mentioned in 2021 a pro forma for the combined companies of $3.4 billion. How much of that $3.4 billion is included – includes Raytheon contribution if any at all and does that kind of then lead to, going forward, you could add somewhere that $1 billion level addition to that $3.4 billion? ... Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. A So Joe, there's lot of complicated kind of math behind that. Obviously, what I would actually ask us to do is to wait for the proxy on that word. That will be defined in detail. I will say, however, again the combined addressable market for the combined company will continue to be substantial over time and we both have continued to demonstrate inability to expand our base, grow organically, so I guess a long winded answer to your question, but the math is complex and what we will do is define that fully in the proxy for you and be glad to talk with you about that at the time. ... Susan Diane Lynch Chief Financial Officer & Senior Vice President, Vectrus, Inc. A Yeah. So, this is Susan. I just want to say the $3.4 billion is pro forma, so there's not another $1 million (sic) [$1 billion] (00:35:58) that you would add onto that for Raytheon. So that includes that Raytheon acquisition. ... Joe Gomes Analyst, Noble Capital Markets, Inc. Q Okay, okay. And I think, Chuck, you touched on it briefly, so there wasn't a whole lot of overlap but maybe you can kind of just give us an idea of some of the major contracts that Vertex has. Are they on any of the major contracts also that you guys are on? What – and what kind of re-compete risk does Vertex have? I mean you mentioned, for next year, there's little re-compete risk for Vectrus, was trying to get an idea for how they may stand up to that also? ...

Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Corrected Transcript 07-Mar-2022 1-877-FACTSET www.callstreet.com 11 Copyright © 2001-2022 FactSet CallStreet, LLC Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. A Yeah, it's actually quite interesting because they have cleared the vast majority of their re-competes as well in – over the last really 18 months. When I looked at the combined pipeline throughout the analysis, there were really just a handful kind of overlapping competing areas, actually overlapping competing contracts. PEO STRI with the Army is probably the one contracting shop where we both have a significant presence, but it's really not a competitive presence. Again, their fundamental focus has been aerospace maintenance and now training with the Raytheon, [ph] the sky asset (00:37:35). Ours has been, as you know, operations and logistical support. So the complement – the complementary nature of both organizations' focus is really just outstanding. I can't get into all the details right now, but what we'll see over time is the overlap in the two focus areas was actually very, very thin. And this should provide an opportunity for us to leverage our presence and capabilities to kind of sell on, add on and continue to expand the respective bases of the now combined companies in a pretty impressive way. The revenue synergies are not included in any of the analysis that has been publicly disclosed, but we expect to see revenue synergy materializing over time. ... Joe Gomes Analyst, Noble Capital Markets, Inc. Q Okay. Great. And we've – I've been here to bugging you about the 2.5% and 7% goal and now you're going to blow right past that with today's announcement, but surprisingly, not only are you going to go past the 7% goal [indiscernible] (00:38:50) 8% adjusted EBITDA margin, but you also mentioned that you think that can improve going forward and I am just trying to get maybe a little more color as to where you see or how you see that 8% adjusted EBITDA margin improving going forwards? ... Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. A We'll have plenty of time to talk about those specifics, but again, thank you for the observation. Again, this is a value creating transaction for both. But what I will say is, scale does matter and we will now have scale, the contract diversity with now being roughly 50% fixed versus cost type contracts, the geographic diversity is significant. So, in general, it's just – we – the combined company will be a much more balanced company. And with that balance, we're going to be able to provide, make decisions, execute a capital allocation strategy that will continue that balance between top line revenue growth and margin expansion, because ultimately that's what our shareholders value. ... Joe Gomes Analyst, Noble Capital Markets, Inc. Q Right. Okay. Well, we will look forward to that. Maybe we could switch gears for a couple quick questions on the quarterly results. If I look at where you had guided in the third quarter and where we ended up in some of the margins and EPS, we were kind of on the low end or slightly below what some of the guidance was and if I did my math quickly here correctly, this morning, looks like the fourth quarter gross profit margin was about 7.5%, which is, I think, lowest we've seen since the second quarter of 2020 when we were in the midst of COVID. I know you talked somewhat about some of the pass-through materials and timing of contracts. I'm wondering if you might be able to go in a little more details on to that second level and what really was driving the lower gross profit margins in the quarter and hopefully expectations for that improving going forward? ... Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. A

Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Corrected Transcript 07-Mar-2022 1-877-FACTSET www.callstreet.com 12 Copyright © 2001-2022 FactSet CallStreet, LLC Sure, and so the transition in our contract that we've talked about over many years now that the earlier years of contracts that typically provide lower margins and you build those margins over time. So we have a full 62% of our revenue base now that is in the first two years of this contract, so the driver for that margin is really reflective of moving from old contract types to new contract types and again as we talked last quarter the kind of the newer complexion of our post LOGCAP revenue mix is the introduction of larger material pass-throughs. So, it's a contract mix, it's material pass-throughs and as with all of our contracts, and once we win them and get settled, we begin to build – that we begin to build margins from there. So I would not look at that margin profile as something that's static. It's a place where we begin to build. Once we settle in, those contracts begin to work with our clients to adjust the idiosyncrasies of the way the initial scope was contracted and we'll work with them in finding new and accretive ways to move materials through our contracts such as and we've talked about this from time to time, moving to more of an as-a-service model for our materials. ... Joe Gomes Analyst, Noble Capital Markets, Inc. Q Okay. Thank you for that and INDOPACOM, you mentioned, for the year was 3% of revenue. I know in the third quarter you'd mentioned had gone up to 5%. Where was that for the fourth quarter and I don't know if you're – want to give us some type of expectation for 2022 of where you think INDOPACOM revenues could be? ... Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. A So INDOPACOM revenues going forward we expect to be north of 5% as Kwajalein settles in. Kwajalein is expected to go to full operational capability in the summertime. As we talked about in our last call the jump in the INDOPACOM revenue last quarter came from the operation Pacific Defender. Those are exercises that kind of move up and move down in terms of revenue. And on that point, and it's not just about INDOPACOM, but it's about all of the [indiscernible] (00:44:02), we're seeing an increasing amount of revenue that actually flows into the P&L and flows out before it even hits backlog. So [indiscernible] (00:44:14) quick turn exercises. And in fact we're conducting an exercise now in INDOPACOM and additionally, we're playing a role in supporting the activities that are kind of very tragically unfolding in Eastern Europe. ... Joe Gomes Analyst, Noble Capital Markets, Inc. Q You kind of stole my next question I was going to ask. Given what's happening over in Europe, are you guys seeing any opportunity there and I don't know if you want to expand on that at all or not, I'll leave that up to you Chuck. ... Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. A Yeah. There is the OPTEMPO as we talk each quarter, Joe. The OPTEMPO is the real driver of kind of additional revenue opportunities for us. I will say we are supporting the activities that again are tragically unfolding in Eastern Europe. At this point in time, while there will be some upside, I wouldn't call it – at this point, I wouldn't call it material. We're continuing to monitor it. And as more information becomes available, would obviously pass that along to the market. ... Joe Gomes Analyst, Noble Capital Markets, Inc. Q

Vectrus, Inc. (VEC) Q4 2021 Earnings Call - Vectrus and Vertex Merger Call Corrected Transcript 07-Mar-2022 1-877-FACTSET www.callstreet.com 13 Copyright © 2001-2022 FactSet CallStreet, LLC Okay. Thanks for that. I've run out of steam in questions this morning. So I'll step back and see if there's any – anyone else that wants to ask some questions. Again, congrats on today's announcement and the quarter, and definitely look forward to seeing how [indiscernible] (00:45:50) here in 2022. Thanks again. ... Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. A Well. Thank you. And thanks for being so prepared here on short, Joe. We appreciate it. ... Operator: Thank you. Ladies and gentlemen, there are no further questions at this time. I'll turn the floor back to Mr. Prow for any final comments. ... Charles L. Prow President, Chief Executive Officer & Director, Vectrus, Inc. Thank you. And thank you all for joining us on the call here today again with short notice. We are very excited about the combination. We're very pleased with our results in 2021 and we look forward to updating you on our progress as we move forward. Have a nice day, everybody. ... Operator: Thank you. This concludes today's conference. You may disconnect your lines at this time. Thank you for your participation. Disclaimer The information herein is based on sources we believe to be reliable but is not guaranteed by us and does not purport to be a complete or error-free statement or summary of the available data. As such, we do not warrant, endorse or guarantee the completeness, accuracy, integrity, or timeliness of the information. 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